UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2019

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of principal executive offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On October 30, 2019, Unifi, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all nine of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2019; and (iii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2019.

Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Bishop	14,238,961	110,569	26,486	1,974,945
Albert P. Carey	14,217,493	132,037	26,486	1,974,945
Thomas H. Caudle, Jr.	14,242,296	107,267	26,453	1,974,945
Archibald Cox, Jr.	13,852,400	493,708	29,908	1,974,945
James M. Kilts	11,678,847	2,670,517	26,652	1,974,945
Kenneth G. Langone	14,042,759	303,408	29,849	1,974,945
James D. Mead	14,188,016	161,514	26,486	1,974,945
Suzanne M. Present	14,243,220	106,497	26,299	1,974,945
Eva T. Zlotnicka	14,192,698	157,019	26,299	1,974,945

2.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,300,692	2,505,438	569,886	1,974,945

3.Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,220,595	128,992	1,374	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: November 5, 2019	By:	/s/ CRAIG A. CREATURO
Craig A. Creaturo
Executive Vice President & Chief Financial Officer